NOMURA PACIFIC BASIN FUND, INC.

                                                              May 26, 1999

To Our Shareholders:

     We present the Annual Report of the Nomura Pacific Basin Fund, Inc. (the "Fund") for the fiscal year ended March 31, 1999.

     The Net Asset Value per Share ("NAV") of the Fund as of March 31, 1999 was $11.63.

     The NAV of the Fund increased by 11.2% for the quarter ended March 31, 1999 and 9.6% for the year then ended, based on the change in share prices. The net assets of the Fund aggregated $12,725,074 as of March 31, 1999.

     The average annual total return of the Fund for the five-year and ten-year periods ended March 31, 1999 and since inception (July 8,1985) were (3.1%), 2.5%, and 10.9%, respectively. Total return consists of changes in the NAV and the reinvestment of dividends and capital gains distributions. This performance information represents past performance, and investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes in currency rates have for certain periods influenced the Fund's past performance. (Please refer to the Fund Highlights for additional performance data.)

     The United States dollar-based return of the Pacific Basin, as measured by the Morgan Stanley Capital International Index (the "MSCI") (an unmanaged index), increased by 11.3% and by 10.7% for the quarter and the year ended March 31, 1999, respectively. The Fund underperformed the MSCI Index by 0.1% and 1.1% for the quarter and year ended March 31, 1999, respectively. The underperformance was attributable to negative country allocation in Malaysia and Singapore reduced by positive stock selection in Japan's Export/High Technology sector and Australia's Financial sector.

     The foreign exchange rate of the Japanese yen at March 31, 1999 was
118.415 Japanese yen to one U.S. dollar. The Japanese yen depreciated by 4.5% and appreciated by 11.3% against the U.S. dollar for the quarter and the year ended March 31, 1999, respectively, and played a negative role for the U.S. dollar denominated total return of the Fund.

     The NAV of the Fund as of May 25, 1999 was $11.98.

The Portfolio

     The country allocation of the Fund remained unchanged during the quarter, continuing to be underexposed to Southeast Asia. Despite a strong surge in Southeast Asian stock markets, there were few accompanying improvements in economic fundamentals. While currency and inflation have become more stable, unemployment and non-performing loan rates have not reached their peaks, hampering recoveries in domestic economies. The Fund continued to favor Australia. Despite the sluggish economies among its major trading partners and weak commodity prices, Australia recorded a remarkably strong economic growth figure, supported by buoyant domestic consumption. Meanwhile, the Fund increased its exposure to Japan, albeit very modestly, as bank re-capitalization and serious corporate restructuring efforts have finally begun to take place.

The Stock Market

     Stock markets in the Pacific Basin stabilized near their three month highs in the quarter ended March 31, 1999. This came in the wake of a substantial increase in stock prices supported by the strength of the Dow Jones Industrial Average, which exceeded the 10,000 level for the first time. There were two notable developments unfolding in the Asian markets during this period.

     First, the substantial rally in the Japanese stock market was one of the most striking features of the first quarter. The gains came in clear contradiction of earlier fears that the fiscal year end in Japan would bring extensive selling of stocks by institutions intent on unloading their cross shareholdings. The Nikkei Average Index, (a price weighted index of 225 leading stocks in the Tokyo Stock Exchange (the "TSE"), increased nearly 20% in the quarter, mirroring investor perceptions, especially among foreign buyers, that the Bank of Japan's policy had finally shifted in favor of the "monetization" of government debt. This may lead to the weakening of the Japanese yen, which could in turn undercut the economy. The stock market was also buoyed by the recognition that the beleaguered Japanese banking system is nearly over the worst of the crisis, while Japanese corporations appear to be embracing meaningful measures, as illustrated by the example of Sony Corp.

     While these perceptions are partly based on rather naive assumptions, suggesting that some disappointments are likely at a later stage, it is important to note that the Japanese market has, for the first time in nine years, reacted in such a positive manner to structural changes. Nevertheless, not all investors are fully convinced. The recent strength can be sustained as long as the stock market perceives that the Japanese government and companies are taking the right steps. Meanwhile, the recovery of the Japanese market has strengthened the feeling that Asian stock markets have almost cleared the worst phase of their current economic predicament, and the aftermath of the market collapse in mid 1997.

     The Hong Kong stock market enjoyed an unexpectedly strong rebound, with the Hang Seng Index breaching the 10,000 level. The rally was triggered by reports of Hong Kong being the favored site for a future Disneyland development, coupled with diminishing concern over the property market due to recent improvement in presale figures. The rally, however, is expected to encounter some difficulties. Primarily, Hong Kong interest rates are unlikely to decline much further from the current level, given the robust growth of the U.S. economy; while secondly, the Chinese economy, despite a significant increase in government fiscal priming, is expected to face intensifying deflationary pressure. China remains troubled by stagnating personal consumption, depressed exports, and foreign investment inflows hampered by the Guangdong International Trust & Investment Corp. default.

     Elsewhere in Southeast Asia, signals are mixed. There are some encouraging signs, indicating a return to currency stability, controlled inflation, and monetary discipline. Meanwhile, economic fundamentals remain depressed, as shown by the high unemployment figures in many countries. At the same time, structural reforms also appear to be progressing gradually. South Korea and Thailand, for instance, are endeavoring to stabilize their financial systems, and stock markets are being encouraged by these efforts despite their limited success. With the reform process under way, credit rating agencies have now moved toward upgrading their outlook for Malaysia, following an upward re-rating of South Korea in January.

The Investment Outlook and Strategy

Japan

     The TOPIX, consisting of all companies listed on the TSE, rose by 16.6% during the quarter. Large-scale buying by foreign investors was encouraged by some positive changes, including a shift in monetary policy, a series of aggressive restructuring announcements by major companies, and the injection of public funds to re-capitalize the banking system.

     The stock market bottomed out in early January and staged a modest rebound toward early March as the drastic decreases in the U.S. dollar and Japanese government bond market were reversed. Meanwhile, the Financial Recovery Committee ("FRC") urged major banks to apply for public funds to enhance their capital base. The FRC requested that banks take a more aggressive attitude writing off bad loans to justify such an unprecedented injection of tax payers' money. The intake of public funds triggered a massive buyback of bank shares and helped to increase the TSE. There were other announcements of aggressive restructuring plans involving companies such as Sony Corporation, Nippon Paper Industries Co., Ltd., and Mitsubishi Gas Chemical, Co., Inc.

     Early in March, the Bank of Japan decided to ease monetary policy further, thereby leading the unsecured overnight call rate down to an effective zero rate. This move helped to stabilize the currency and the bond markets, and provided further support for the nascent stock market rally.

     The latest corporate restructuring announcements also represent an encouraging development, as they should lead to meaningful cost reductions and the elimination of excess production capacity. There are some signs that the economy is bottoming out, as the decline in industrial production halted during the quarter and inventory adjustment has been progressing. However, the Fund believes the economic prospects for the second half of this year should be viewed with caution.

Australia

     The Australian stock market increased by 3.3% in March and 5.5% during the quarter. The strong performance of the Banking sector and The Broken Hill Proprietary Co., Ltd. ("BHP") underpinned the rally. The Banking sector rallied 14.2% as investors focussed on the solid fundamentals and the buoyant Australian economy. BHP benefited from higher oil prices, recovery expectations in Japan and the restructuring announcements. Cyclical Industrial sectors, which had performed so strongly in February, were among the weakest sectors in March and throughout the quarter.

     Ten year bonds weakened by 62 basis points during the quarter to 5.6% as economic expectations improved globally, and the spread between Australian bonds and their U.S. counterparts widened to 38 basis points. The Australian dollar rallied in March by $0.0163 to $0.6351 to one U.S. dollar.

     Domestic economic momentum remains positive, with fourth quarter Gross Domestic Product ("GDP") figures again highlighting Australia's strong growth performance. GDP rose 1.1% in the quarter ended December 31, 1998, giving 4.7% growth in 1998. The consequence of a buoyant economy when Australia's regional trading partners are in near recession is that the current account will deteriorate. This looms as the main investment risk given the implications for the Australian dollar and interest rates.

     The Australian market still offers value at current interest rates. Aggregate earnings growth during the most recent reporting season exceeded expectations for Industrial companies by 3.6%, (Resources produced a negative surprise of 4%, but they now account for only 13.5% of the index compared with 30% three years ago.) The Fund remains underweight in the Cyclical sectors, in favor of Financials (in particular the Banking sector). The Banking sector is expected to outperform as the combination of earnings visibility and attractive fundamentals continues to attract investors.

Hong Kong

     Renewed pressure on the Chinese Renminbi, caused by International Trust & Investment Corp. ("ITIC") problems, boosted Hong Kong's interest rates and weakened the stock market in January and February. Hong Kong Shanghai Banking Corp.'s ("HSBC's") positive decision to list on the New York Stock Exchange, news of an expansionary budget for next fiscal year, and the absence of disappointing results announcements, improved sentiment in March. Hutchison Whampoa, Ltd. and Chueng Kong were driven by speculation that aggressive fund raising is related to a major overseas acquisition. Hong Kong Telecommunications, Ltd. is expected to become the largest beneficiary of the joint venture with Microsoft Corp. and the Cyberport project, which also fueled speculative interest among investors.

     In the budget for fiscal year 1999, the government revealed concrete steps to stimulate the economy in general and private consumption in particular. These include short-term reflationary measures, such as a 10% rebate of fiscal year 1998 taxes. They will also address strategic areas, including tourism, technology and shipping. To achieve this, the government is promoting a Disney development in Hong Kong, construction of Fisherman's Wharf, and the proposed Cyberport development. To minimize the deficit, the government will resume land sales, reduce its equity holdings and encourage privatization, starting with the Mass Transit Railway in 2000. Nonetheless, the fiscal deficit is expected to swell to 36 billion Hong Kong dollars in fiscal year 1999, but this can still be covered by Hong Kong's cumulative fiscal surpluses.

     Fundamentals remain depressed. Unemployment and bankruptcy numbers are increasing, while deflationary pressure continues, and savings rates grow.

     The ample bank liquidity is leading to a price war in the mortgage loan market, forcing banks to reduce their prime rate.

Malaysia

     The Malaysian stock market reversed the strong performance of the previous quarter, declining by 14.2% in the quarter ended March 31, 1999. The market held up relatively well in January, amid talk of a new exit tax system to replace the capital controls implemented last September. However, after this new exit tax system was introduced in February, some foreign investors used the opportunity to eliminate their Malaysian equity exposure, pulling the market down as a result.

     Malaysia's GDP contracted by 6.7% in 1998, very much in line with expectations. The Central Bank forecasts growth of between 1% and 2% in 1999, with an acceleration in the second half of this year. Inflation increased 5.3% in 1998 and the country's current account surplus surged to 36.1 billion Malaysian Ringgits. The Central Bank expects inflation to decline below 4% with a continuing current account surplus. Industrial production remains weak, declining by 11.2% year-over-year in January, largely due to a collapse in domestic demand while exports (in U.S. dollar terms) have resumed positive growth since October 1998. In fact, exports of electronics and electrical products jumped 22.7% in January, 1999.

     Meanwhile, other than the appointment of the new Deputy Prime Minister and Finance Minister in January, the other major political event was the victory of the ruling coalition Barisan Nasional in the Sabah state election, taking 31 out of the 48 seats (one seat short of the two-thirds majority).

     The stock market is unlikely to stage a dramatic recovery until Morgan Stanley Capital International Index reinstates Malaysia in its benchmark indices. Given that the private lending arm of the World Bank will restore Malaysia to its International Finance Corporation ("IFC") Investible Composite Index and IFC Investible Asia Index, effective November 1, 1999, the likelihood that it will be reinstated is getting higher. Hence, downside risk should be limited at current levels.

New Zealand

     New Zealand stocks gained 3.8% in the quarter. Toward the quarter end, however, Telecommunications Corp. of New Zealand led the market lower ahead of the liquidity call from its second installment. The upcoming privatization of Contact Energy, Ltd. ("Contact Energy") also capped market momentum.

     The Reserve Bank of New Zealand ("RBNZ") dropped the Monetary Conditions Index in favor of a more conventional Official Cash Rate ("OCR") for signaling monetary policy. The OCR was set at a slightly higher than expected 4.5% and gave a benign assessment of the economy. RBNZ expects the OCR to remain steady over the next few quarters due to the tame inflationary outlook.

     Ten year government bonds ended March at 5.81%, a 56 basis points spread over U.S. Treasuries. Positive economic data caused an increase of the ten year yields by 35 basis points during the quarter. The New Zealand dollar rose, $0.01, ending March at $0.5350 to one U.S. dollar.

     In the quarter ended December 31, 1998 GDP growth decreased 0.7% quarter-on-quarter, down 0.4% year-on-year, while the current account deficit narrowed to bring the annual deficit down to a better than expected 6.0% of GDP. Although positive, this remains an issue as the economy recovers.

     The market appears slightly overvalued at current interest rates. In the near term, some activity is likely ahead of the Contact Energy, Ltd. privatization. Investors will also focus on increasing political uncertainty. The governing National Party has regained a lead in the polls for the first time in several months. The Fund still prefers domestically focused companies given the better consumer sentiment and recent GDP improvements.

Singapore

     The Straits Times Index ranged between 1300 and 1550 points during the first quarter, ending at 1,518 with a 9% gain. January's interest rate driven rally led by bank and property stocks stalled in February when rates hit downside resistance. Anxiety over the possible merger of local and foreign listings, issuance of call options on locally listed bank shares, and an overhang in Development Bank of Singapore, Ltd. ("DBS") (Foreign) from a Temasek offering, all helped to reduce momentum. The budget brought few surprises and trade figures for January and February were weak.

     However, the government later hinted at a possible second half recovery in trade and GDP. Although aggregate corporate profits decreased by almost 90% year-over-year, banks would not have to repeat the huge bad debt provisions. Discussions of recoveries as early as this year raised hopes that the worst might be over. Car sales and mortgage rate competition signaled a return of domestic confidence.

     The real estate price recovery has spread, increasing market activities, with some developers making block acquisitions. The Fund estimates that residential prices have risen 5% to 15% off their lows. New unit sales this year should exceed 7,000.

     Weak exports and a declining Japanese yen weakened the Singapore dollar to 1.725 from 1.65 to one U.S. dollar. Negative consumer price inflation and relatively high real interest rates suggest that a weaker currency may be tolerated. Although non-oil exports fell short of expectations, industrial production expanded strongly, consistent with rising non-oil retained imports. U.S. dollar based exports posted a smaller year-on-year decline.

     Retained imports and business surveys offer initial signs that the economy is bottoming. Home and car sales signal a nascent recovery in confidence, and a second half recovery is possible. Improvements in Malaysia's economy are positive, but the more positive assessment of Indonesian risk is being discounted gradually.

     Investment Strategy

     While the problems in Southeast Asia are far from over and it will take a few more years for their economies to recover to a normal economic growth path, the Fund should not miss any indications of a change in trend. Under these circumstances, the Fund feels it is now time to take a somewhat less cautious approach to Asian equity exposures.

     As for the Japanese stocks, the Fund has decided to alter its sector allocation strategy slightly by reducing exposure to the Pharmaceutical/ information and Utilities sectors and increasing exposure to the Financial and Capital Investments sectors. This change is aimed at reducing the defensive character of the portfolio and making it more aggressive. On the Financial sector, the worst seems to be over now for the banking stocks with the recent injection of public money for recapitalization. In addition, the recent stance taken by the Financial Supervisory Agency ("FSA"), requiring tougher disclosure standards and stringent restructuring plans by banks will help to restore credibility into the banking system and improve their profitability in the medium to long term.

     Stock selection will focus on those companies that undertake serious restructuring and pay more attention to shareholder value.

New Classes of Shares

     Beginning in late July 1999, the Fund expects to offer three classes of shares as part of a new distribution program designed to offer the Fund to a wider range of investors. These shares will be designated Class A, B and Z shares. Each class of shares will have different sales charge arrangements and bear different on-going expenses. To permit existing shareholders to continue to purchase shares of the Fund on a no-load basis, shares of the Fund outstanding on June 17, 1999 will be designated Class Z shares and holders of these shares will be eligible to purchase additional Class Z shares in the future without a sales charge.

     Management of the Fund believes that the new classes will benefit the Fund by enhancing its marketing program. The changes will not affect existing shareholders and Management urges any shareholder with questions to call the Fund at its toll-free number (1-800-833-0018).

     We appreciate your continuing support of your Fund.

                                           Sincerely,


                                           Haruo Sawada
                                           President

     The Board of Directors and officers of the Nomura Pacific Basin Fund, Inc. take this opportunity to express their appreciation to Mr. Haruo Sawada, who has been reassigned, effective May 31, 1999, to new duties at Nomura Asset Management Co., Ltd. ("NAM"). Mr. Sawada has served as President of Nomura Asset Management U.S.A. Inc., the Fund's manager ("Manager") and President and Portfolio Manager of the Fund since 1997.

     The Board of Directors of the Fund has elected Mr. Nobuo Katayama to serve as the President of the Fund and a member of its Board of Directors. Mr. Katayama, who will succeed Mr. Sawada as President of the Manager, will also act as Portfolio Manager of the Fund, effective June 1, 1999. Mr. Katayama has been Marketing Officer of NAM, the parent company of the Manager, since 1997. Mr. Katayama served as Director and Chief Portfolio Manager of NAM from 1993 to 1997.

     NAM provides investment recommendations to the Manager regarding the Fund's portfolio. As Portfolio Manager for the Fund and President of the Manager, Mr. Katayama will be primarily responsible for the day-to-day portfolio management of the Fund.

                       SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 680-1836 for information concerning their accounts.

     Year 2000 Issues. Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by Nomura
Asset Management U.S.A. Inc. ("NAM-U.S.A.") or other Fund service providers do not properly address this problem prior to January 1, 2000. NAM-U.S.A. has hired consultants to analyze these issues and to implement any system modifications necessary to prepare for the Year 2000. In addition, NAM-U.S.A. has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and NAM-U.S.A. will continue to monitor the situation. However, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

     In addition, the companies in which the Fund invests, the markets for their securities and related securities trade processing could be adversely affected by the Year 2000 Problem. If the value of a Fund investment is adversely affected by a Year 2000 Problem, the Fund's investment return will be reduced.

                               INTERNET WEBSITE

NAM-U.S.A. (the "Manager") has established an Internet website which highlights the Manager's history, its investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.

                         NOMURA PACIFIC BASIN FUND, INC.

                         FUND HIGHLIGHTS-MARCH 31,1999

                                  (Unaudited)
KEY STATISTICS
  Net Assets ..............................................$12,725,074
  Net Asset Value per Share ....................................$11.63

PERFORMANCE COMPARISON CHART AND TABLE
  Average Annual Total Return:*
    Year Ended 3/31/99 .............................................9.6%
    Five Years Ended 3/31/99 .....................................(3.1%)
    Ten Years Ended 3/31/99 ........................................2.5%
    Since Inception (7/8/85 to 3/31/99) ...........................10.9%
  Cumulative Total Return:*
    Five Years Ended 3/31/99 ....................................(14.4%)
    Ten Years Ended 3/31/99 .......................................27.8%
    Since Inception (7/8/85 to 3/31/99) ..........................323.1%

---------
* Performance data quoted above represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes in currency rates have influenced the Fund's performance for certain of the specified periods. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

     This chart is intended to compare the performance results of a hypothetical $10,000 investment in Nomura Pacific Basin Fund, Inc. since the Fund's inception on July 8, 1985 to a $10,000 investment made in the Morgan Stanley Capital International Pacific Basin Index ("MSCI Pacific Basin Index") for the same period. The performance of the MSCI Pacific Basin Index does not reflect brokerage commissions and other expenses that would be incurred to acquire and manage a comparable portfolio of securities.


                       History of $10,000 investment in
         Fund Shares Assuming Reinvestment of Capital Gain and Income
              Distributions Versus the MSCI Pacific Basin Index.

                              [GRAPHIC OMITTED]



        -------------------------------------------------------------
        Nomura Pacific Basin Fund, Inc.      MSCI Pacific Basin Index
           .......................             ...................
        -------------------------------------------------------------

Performance data represents past performance and assumes that all dividends and distributions are invested in additional shares. Past performance is not predictive of future performance. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

The MSCI Pacific Basin Index is an arithmetical average weighted by market value of the performance of some 546 securities listed on the principal stock exchanges of Australia, Hong Kong, Japan, New Zealand and Singapore. The combined market capitalization represents about 60% of the average market value of the stock exchanges of the above five countries. The performance data of the Index included dividends reinvested.



                       NOMURA PACIFIC BASIN FUND, INC.
                          FUND HIGHLIGHT-(Continued)
                                 MARCH 31,1999

                                  (Unaudited)

GEOGRAPHICAL ALLOCATION:
                                            % of Net Assets
                                  ----------------------------------
                                                Cash and                       % of
                                 Equities   Cash Equivalents    Total       MSCI Index+
                                 --------   ----------------    -------    -------------
Japan..........................     48.1           --            48.1         79.5
Australia .....................     22.9           --            22.9          9.7
Hong Kong .....................     13.8           --            13.8          7.3
Malaysia ......................      2.2           --             2.2           -
New Zealand ...................      1.3           --             1.3          1.0
Singapore .....................      4.9           --             4.9          2.5
United States .................      --            6.4            6.4          --
                                   ------         -----         ------       -----
Total Investments .............      93.2          6.4           99.6        100.0
Other Assets Less Liabilities, Net..                              0.4          --
                                                                 ------      -----
  Total ......................                                  100.0        100.0
                                                                ========     =====

-----------
+  Source: Morgan Stanley Capital International Pacific Basin Index (an unmanaged index).




INDUSTRY DIVERSIFICATION

                                   % of                                         % of
                                Net Assets                                   Net Assets
                                -----------                                  ----------

Japanese Securities                            Hong Kong Securities
 Consumer Electronics and Parts... 4.4           Conglomerate...................  4.4
 Banking and Insurance ........... 4.1           Utilities .....................  2.7
 Electrical and Electronics....... 4.1           Real Estate....................  2.4
 Telecommunications .............. 4.0           Banking .......................  2.1
 Electrical Machinery ............ 3.8           Telecommunications ............  1.8
 Chemicals and Pharmaceuticals.... 3.6           Electrical and Electronics.....  0.4
 Motor Vehicles .................. 3.6         Malaysian Securities
 Miscellaneous Manufacturing...... 2.9           Conglomerate...................  0.6
 Construction .................... 2.7           Banking ......................   0.5
 Wholesale ....................... 2.1           Telecommunications ............  0.4
 Information and Software ........ 1.8           Utilities .....................  0.4
 Retail .......................... 1.8           Construction ..................  0.2
 Food and Beverage ............... 1.7           Gaming ........................  0.1
 Iron and Steel .................. 1.6         New Zealand Securities
 Commerce ........................ 1.5           Telecommunications ............  1.1
 Precision Machinery ............. 1.5           Forest Products and Paper .....  0.2
 Textiles and Apparel ............ 1.0         Singapore Securities
 Financials ...................... 0.7           Banking .......................  1.1
 Non-Ferrous Metals .............. 0.7           Conglomerate ..................  1.0
 Shipbuilding .................... 0.5           Telecommunications ............  0.7
Australian Securities                            Real Estate ...................  0.6
 Banking ......................... 7.8           Airlines ......................  0.5
 Non-Ferrous Metals .............. 3.6           Miscellaneous Manufacturing ...  0.4
 Telecommunications .............. 3.2           Electrical and Electronics ....  0.3
 Financials ...................... 2.0           Publishing and Printing .......  0.3
 Publishing and Printing ......... 1.6
 Oil and Gas ..................... 1.4
 Retail .......................... 0.9
 Food and Beverage ............... 0.8
 Miscellaneous Manufacturing...... 0.8
 Transportation .................. 0.8




                       NOMURA PACIFIC BASIN FUND, INC.
                          FUND HIGHLIGHTS-(Continued)
                                 MARCH 31,1999

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:
                                                         Market      % of
Security                                                 Value      Net Assets
--------                                                 -----      ----------
National Australia Bank, Ltd. ........................  $676,282      5.3
Hutchison Whampoa, Ltd. ..............................   558,875      4.4
Telstra Corporation, Ltd. ............................   413,558      3.2
The Broken Hill Proprietary Co., Ltd. ................   283,301      2.2
Sun Hung Kai Properties, Ltd. ........................   269,437      2.1
Nippon Telegraph and Telephone Corp. .................   264,493      2.1
Hong Kong & Shanghai Banking Corp. ...................   263,398      2.1
Hong Kong Telecommunications, Ltd. ...................   232,575      1.8
Toyota Motor Corp. ...................................   231,728      1.8
Fuji Soft ABC, Inc. ..................................   229,722      1.8


-------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Nomura Pacific Basin Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nomura Pacific Basin Fund, Inc. (the "Fund") at March 31, 1999, the results of its op-erations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 11, 1999

-------------------------------------------------------------------------------

                       NOMURA PACIFIC BASIN FUND, INC.
                              SCHEDULE OF INVESTMENTS*
                                   MARCH 31,1999


                                                                              Market   % of Net
                                                   Shares          Cost       Value    Assets
                                                   ------         ------      -----    ------
 JAPANESE EQUITY SECURITIES

 BANKING AND INSURANCE
 The Bank of Tokyo-Mitsubishi, Ltd. ............    12,450    $ 190,131    $ 171,586    1.3
   Commercial bank
 The Dai-ichi Kangyo Bank, Ltd. ................    19,000      144,581      126,758    1.0
   City bank
 The Sanwa Bank, Ltd. ..........................    17,000      151,167      184,478    1.5
   City bank
 The Tokio Marine & Fire Insurance Co., Ltd. ...     3,000       35,174       34,227    0.3
                                                               ---------    --------   ----
   Non-life insurance
 Total Banking and Insurance ...................                521,053      517,049    4.1
                                                               ---------    --------   ----
CHEMICALS AND PHARMACEUTICALS
 Mitsubishi Gas Chemical Co., Ltd. .............    45,000      135,507      126,166    1.0
   Basic chemicals
 Nippon Soda Co., Ltd. .........................    16,000      106,023       69,451    0.6
   Chemical products
 Sankyo Co., Ltd. ..............................     3,000       66,294       64,350    0.5
   Pharmaceuticals
 Shin-Etsu Chemical Co., Ltd. ..................     3,000       60,400       78,791    0.6
   Synthetic resins
 Takeda Chemical Industries, Ltd. ..............     3,000       67,045      116,286    0.9
                                                               ---------    --------   ----
   Pharmaceuticals
 Total Chemicals and Pharmaceuticals ...........                435,269      455,044    3.6
                                                               ---------    --------   ----
COMMERCE
 Ito-Yokado Co., Ltd. ..........................     2,000       115,988     128,700    1.0
   Supermarkets
 Mitsui & Co., Ltd. ............................     5,000        43,499      33,822    0.3
   General trader
 Sangetsu Co., Ltd . ...........................     2,000        28,846      32,090    0.2
                                                               ---------    --------   ----
   Wall interiors and carpets
 Total Commerce ................................                 188,333     194,612    1.5
                                                               ---------    --------   ----
CONSTRUCTION
 Nippon COMSYS Corporation .....................     9,000       105,177     126,166    1.0
   Telecommunication engineering
 Obayashi Corporation ..........................    12,000        49,266      66,883    0.5
   General contractor
 Toda Corp. . ..................................    29,000       137,514     156,737    1.2
                                                               ---------    --------   ----
   General contractor
 Total Construction ............................                 291,957     349,786    2.7
                                                               ---------    --------   ----
 CONSUMER ELECTRONICS AND PARTS
 Sony Corp. ....................................     1,600        89,175     147,954    1.2
   Consumer electronics
 Sanken Electric Co., Ltd. .....................    15,000        85,788      89,938    0.7
   Semiconductor devices

                      See notes to financial statements




                       NOMURA PACIFIC BASIN FUND, INC.
                    SCHEDULE OF INVESTMENTS*-(Continued)
                                 MARCH 31,1999

                                                                                          % of
                                                                               Market       Net
                                                     Shares        Cost         Value    Assets
                                                     ------       ------        -----    ------
Taiyo Yuden Co., Ltd. ...........................    12,000      $ 127,383   $ 155,555      1.2
  Ceramic capacitors
TDK Corporation .................................     2,000        102,747     161,973      1.3
                                                                 ---------     -------     ----
  Magnetic tapes
Total Consumer Electronics and Parts ............                  405,093     555,420      4.4
                                                                 ---------     -------     ----
ELECTRICAL AND ELECTRONICS
Advantest Corp. .................................     2,800        182,505     213,993      1.7
  Semiconductor testing equipment
Matsushita Electric Industrial Co., Ltd. ........     2,000         33,558      39,015      0.3
  Videos, home systems and industrial equipment
Rohm Company ....................................     1,000         64,689     119,495      0.9
  Custom integrated circuits
Tokyo Electron, Ltd. ............................     2,800         89,764     144,948      1.2
                                                                 ---------     -------     ----
  Electric wires and cables
Total Electrical and Electronics ................                  370,516     517,451      4.1
                                                                 ---------     -------     ----
ELECTRICAL MACHINERY
Fujitsu Ltd. ....................................     9,000        117,128     144,559      1.2
  Computers
Minebea Co., Ltd. ...............................    15,000        152,668     155,048      1.2
  Miniature bearings
NEC Corporation .................................    15,000        127,400     180,509      1.4
                                                                 ---------     -------     ----
  Computers, telecommunication devices, electric
    appliances and circuit boards
Total Electrical Machinery ......................                  397,196     480,116      3.8
                                                                 ---------     -------     ----
FINANCIALS
Hitachi Credit Corporation ......................     4,500         75,267      89,305      0.7
                                                                 ---------     -------     ----
  Consumer financing services

FOOD AND BEVERAGE
Kikkoman Corp. ..................................    17,000         91,207     115,999      0.9
  Soy sauce
Meiji Seika .....................................    23,000         94,021     102,943      0.8
                                                                 ---------     -------     ----
  Confectionery
Total Food and Beverage .........................                  185,228     218,942      1.7
                                                                 ---------     -------     ----
INFORMATION AND SOFTWARE
Fuji Soft ABC, Inc. .............................     3,510         89,825     229,722      1.8
                                                                 ---------     -------     ----
  Computer systems development

IRON AND STEEL
Nippon Steel Corp. ..............................    70,000        122,591     143,647      1.1
  Steelmaker
Yodogawa Steel Works, Ltd. ......................    15,000         60,221      57,637      0.5
                                                                 ---------     -------     ----
  Steelmaker
Total Iron and Steel ............................                  182,812     201,284      1.6
                                                                 ---------     -------     ----


                      See notes to financial statements





                       NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*-(Continued)
                                 MARCH 31,1999

                                                                                          % of
                                                                               Market       Net
                                                     Shares        Cost         Value    Assets
                                                     ------       ------        -----    ------

MISCELLANEOUS MANUFACTURING
Onward Kashiyama Co., Ltd. ......................     6,000      $  88,371   $  71,190      0.6
  Ready-made suits
Shiseido Co., Ltd. ..............................     6,000         67,839      83,098      0.6
  Cosmetic and toiletry products
SMC Corporation .................................     1,000         79,181      89,516      0.7
  Pneumatic equipment
Taiheiyo Cement Corporation .....................    44,000        101,763     124,477      1.0
                                                                 ---------     -------     ----
  Cement
Total Miscellaneous Manufacturing ...............                  337,154     368,281      2.9
                                                                 ---------     -------     ----
MOTOR VEHICLES
Honda Motor Co., Ltd. ...........................     5,000        147,738     225,900      1.8
  Motorcycles, automobiles and power products
Toyota Motor Corp. ..............................     8,000        209,500     231,728      1.8
                                                                 ---------     -------     ----
  Automobiles
Total Motor Vehicles ............................                  357,238     457,628      3.6
                                                                 ---------     -------     ----
NON-FERROUS METALS
Sumitomo Metal Mining Co., Ltd. .................    23,000        125,027      98,087      0.7
                                                                 ---------     -------     ----
  Copper, gold, and nickel mining

PRECISION MACHINERY
Amada Co., Ltd. .................................    17,000         78,705      90,445      0.7
  Metal cutting, forming and pressing
Canon, Inc. .....................................     4,000         65,455      98,974      0.8
                                                                 ---------     -------     ----
  Visual image and information equipment
Total Precision Machinery .......................                  144,160     189,419      1.5
                                                                 ---------     -------     ----
RETAIL
Circle K Japan Co., Ltd. ........................     2,740         72,635     136,520      1.1
  Convenience stores
Shimachu Co., Ltd. ..............................     3,700         72,536      87,801      0.7
                                                                 ---------     -------     ----
  Furniture
Total Retail ....................................                  145,171     224,321      1.8
                                                                 ---------     -------     ----
SHIPBUILDING
Mitsubishi Heavy Industries, Ltd.................    14,000         84,133      63,252      0.5
                                                                 ---------     -------     ----
  Shipbuilding and heavy machinery

TELECOMMUNICATIONS
Japan Telcom Co., Ltd. ..........................         7         57,097     100,494      0.8
  Telecommunications
Nippon Telegraph and Telephone Corp. ............        27        229,856     264,493      2.1
  Telecommunications
NTT Mobile Communications Network, Inc. .........         3        107,952     148,208      1.1
                                                                 ---------     -------     ----
Mobile telephone network operator
Total Telecommunications ........................                  394,905     513,195      4.0
                                                                 ---------     -------     ----

                      See notes to financial statements





                       NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*-(Continued)
                                 MARCH 31,1999

                                                                                          % of
                                                                               Market       Net
                                                     Shares        Cost         Value    Assets
                                                     ------       ------        -----    ------
TEXTILES AND APPAREL
Kuraray Co., Ltd. ...............................     5,000      $  44,259   $  54,258      0.4
  Synthetic fibers
Naigai Clothes Co., Ltd. ........................    11,000         62,564      75,244      0.6
                                                                 ---------     -------     ----
  Clothing
Total Textiles and Apparel ......................                  106,823     129,502      1.0
                                                                 ---------     -------     ----
WHOLESALE
ArcLand Sakamoto Co., Ltd. ......................    12,000         64,160     133,767      1.1
  Home appliances
Hakuto Co., Ltd. ................................     6,490         99,699     132,085      1.0
                                                                 ---------     -------     ----
  Electric parts
Total Wholesale .................................                  163,859     265,852      2.1
                                                                 ---------     -------     ----
TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES                  5,001,019   6,118,268     48.1
                                                                 ---------     -------     ----
AUSTRALIAN EQUITY SECURITIES

BANKING
Australia & New Zealand Banking Group, Ltd. .....    28,000        185,588     203,308      1.6
  International bank
National Australia Bank, Ltd. ...................    37,223        352,724     676,282      5.3
  Commercial bank
Westpac Banking Corp., Ltd. .....................    15,000        101,950     109,392      0.9
                                                                 ---------     -------     ----
  Commercial bank
Total Banking ...................................                  640,262     988,982      7.8
                                                                 ---------     -------     ----
FINANCIALS
Colonial, Ltd. ..................................    30,000         87,217     119,284      0.9
  Financial services
Lend Lease Corp. ................................    10,866         92,291     138,440      1.1
                                                                 ---------     -------     ----
  Insurance and financial services
Total Financials ................................                  179,508     257,724      2.0
                                                                 ---------     -------     ----
FOOD AND BEVERAGE
Foster's Brewing Group, Ltd. ....................    34,000         68,209     100,065      0.8
                                                                 ---------     -------     ----
  Beer

MISCELLANEOUS MANUFACTURING
Tabcorp Holdings, Ltd. ..........................    14,000         66,627     106,537      0.8
                                                                 ---------     -------     ----
  Computer software components and games

NON-FERROUS METALS
Santos, Ltd. ....................................    30,000        117,297      86,752      0.7
  Oil and gas exploration and production
The Broken Hill Proprietary Co., Ltd. ...........    33,215        454,828     283,301      2.2
  Minerals exploration and production
Western Mining Corp. Holdings, Ltd. .............    25,941        158,830      82,581      0.7
                                                                 ---------     -------     ----
  Mineral and petroleum products
Total Non-Ferrous Metals ........................                  730,955     452,634      3.6
                                                                 ---------     -------     ----

                       See notes to financial statements







                       NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*-(Continued)
                                 MARCH 31,1999

                                                                                          % of
                                                                                Market    Net
                                                     Shares        Cost         Value    Assets
                                                     ------       ------        -----    ------
OIL AND GAS
Australian Gas & Light Co., Ltd. ................     24,329     $ 137,114   $  173,568     1.4
                                                                 ---------     --------    ----
  Distribution of natural gas and oil

PUBLISHING AND PRINTING
News Corporation, Ltd. ..........................     28,000       192,848       207,250    1.6
                                                                 ---------     ---------   ----
  International media

RETAIL
Coles Myer, Ltd. ................................     20,209        98,187       109,663    0.9
                                                                 ---------     ---------   ----
  Operates diversified retail stores

TELECOMMUNICATIONS
Telstra Corporation, Ltd. .......................     79,000       270,602       413,558    3.2
                                                                 ---------     ---------   ----
  Domestic and international telecommunications

TRANSPORTATION
Brambles Industries, Ltd. .......................     4,000         70,413       101,680    0.8
                                                                 ---------     ---------   ----
  Railroad car rentals

TOTAL INVESTMENTS IN AUSTRALIAN EQUITY SECURITIES                2,454,725     2,911,661   22.9
                                                                 ---------     ---------   ----
HONG KONG EQUITY SECURITIES

BANKING
Hong Kong & Shanghai Banking Corp................     8,400        110,751       263,398    2.1
                                                                 ---------     ---------   ----
  International bank

CONGLOMERATE
Hutchison Whampoa, Ltd. .........................     71,000       383,504       558,875    4.4
                                                                 ---------     ---------   ----
  Property and shipping related services

ELECTRICAL AND ELECTRONICS
Johnson Electric Holdings, Ltd. .................     20,000        47,290        56,391    0.4
                                                                 ---------     ---------   ----
  Micromotors used in automobile components

REAL ESTATE
New World Development Co., Ltd. .................     20,000       100,342         39,357   0.3
  Property development
Sun Hung Kai Properties, Ltd. ...................     36,000       262,543        269,437   2.1
                                                                 ---------     ----------  ----
  Property development
Total Real Estate ...............................                  362,885        308,794   2.4
                                                                 ---------     ----------  ----

TELECOMMUNICATIONS
Hong Kong Telecommunications, Ltd. ..............     117,800      235,989        232,575   1.8
                                                                 ---------     ----------  ----
  Telecommunications

UTILITIES
CLP Holdings, Ltd. ..............................     20,000       102,513         96,006   0.8
  Generates and supplies electricity

                      See notes to financial statements








                       NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*-(Continued)
                                 MARCH 31,1999

                                                                                          % of
                                                                                Market     Net
                                                     Shares        Cost         Value    Assets
                                                     ------       ------        -----    ------
Hong Kong & China Gas Co., Ltd. .................     65,000     $  95,492    $   91,845    0.7
  Distribution of gas and gas appliances
Hong Kong Electric Holdings, Ltd. ...............     50,000       167,491       151,300    1.2
                                                                 ---------     ---------    ----
  Generates and supplies electricity
Total Utilities .................................                  365,496       339,151    2.7
                                                                 ---------     ---------    ----
TOTAL INVESTMENTS IN HONG KONG EQUITY SECURITIES                 1,505,915     1,759,184   13.8
                                                                 ---------     ---------    ----
MALAYSIAN EQUITY SECURITIES

BANKING
Malayan Banking Berhad ..........................     42,000       142,418        62,779    0.5
                                                                 ---------     ---------    ----
  Banking and financial services

CONGLOMERATE
IOI Corporation Berhad ..........................     70,000        52,430        27,705    0.2
  Oil palm, rubber, and cocoa
Sime Darby Berhad ...............................     10,000        23,946         7,284    0.1
  Manufacturing, trading, banking, property,
    and heavy equipment
UMW Holdings Berhad .............................     45,000        76,422        38,274    0.3
                                                                 ---------     ---------    ----
  Investment holding company
Total Conglomerate ..............................                  152,798        73,263    0.6
                                                                 ---------     ---------    ----
CONSTRUCTION
IJM Corporation Berhad ..........................     70,000        37,672        27,853    0.2
                                                                 ---------     ---------    ----
  Civil engineering contracts

GAMING
Berjaya Sports Toto Berhad ......................     11,000        30,560        11,023    0.1
                                                                 ---------     ---------    ----
  Forecast games

TELECOMMUNICATIONS
Telekom Malaysia Berhad .........................     37,000       158,856        59,589    0.4
                                                                 ---------     ---------    ----
  Telecommunications

UTILITIES
Tenaga Nasional Berhad ..........................     42,000       129,926        49,516    0.4
                                                                 ---------     ---------    ----
  Power supplier
TOTAL INVESTMENTS IN MALAYSIAN EQUITY SECURITIES                   652,230       284,023    2.2
                                                                 ---------     ---------    ----
NEW ZEALAND EQUITY SECURITIES

FOREST PRODUCTS AND PAPER
Carter Holt Harvey ..............................     31,000        58,019        29,181    0.2
                                                                 ---------     ---------    ----
  Paper and wood products

TELECOMMUNICATIONS
Telecommunications Corp. of New Zealand..........     29,000        82,546       141,457    1.1
                                                                 ---------     ---------    ----
  Telecommunications

TOTAL INVESTMENTS IN NEW ZEALAND EQUITY SECURITIES                 140,565       170,638    1.3
                                                                 ---------     ---------    ----

                       See notes to financial statements




                       NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*-(Continued)
                                 MARCH 31,1999

                                                                                             % of
                                                                                Market        Net
                                                     Shares        Cost         Value        Assets
                                                     ------       ------        -----       ------

SINGAPORE EQUITY SECURITIES

AIRLINES
Singapore Airlines ..............................     8,000     $   71,164     $    57,921     0.5
                                                                ----------   -------------     ------
  International airline

BANKING
Development Bank Singapore, Ltd. ................    18,600        139,036         141,129     1.1
                                                                 ----------   -------------    ------
  International bank

CONGLOMERATE
Keppel Corp., Ltd. ..............................    24,750         90,400          66,803     0.5
                                                                ----------   -------------     ------
  Shipyards, properties, financial
  services and engineering
Sembcorp Industries, Ltd. .......................     59,025        69,134          64,615       0.5
                                                                ----------   -------------      ------
Infrastructure, marine engineering, information
  technology and lifestyle
Total Conglomerate ..............................                  159,534         131,418       1.0
                                                                ----------   -------------      ------
ELECTRICAL AND ELECTRONICS
Elec & Eltek International Co., Ltd . ...........     8,000         50,217          29,440       0.3
                                                                ----------   -------------      ------
  Printed circuit boards

MISCELLANEOUS MANUFACTURING
Venture Manufacturing (Singapore), Ltd. .........     12,000        45,949          54,214       0.4
                                                                ----------   -------------      ------
  Contract manufacturing for electronics companies

PUBLISHING AND PRINTING
Singapore Press Holdings, Ltd. ..................     3,600         44,851          39,826       0.3
                                                                ----------   -------------      ------
  Newspapers and magazines

REAL ESTATE
City Development, Ltd. ..........................     7,000         64,313          36,490       0.3
                                                                ----------   -------------      ------
  Property development
DBS Land, Ltd. ..................................     30,000        53,102          44,309       0.3
                                                                ----------   -------------      ------
  Property investment and development
Total Real Estate ...............................                  117,415          80,799       0.6
                                                                ----------   -------------      ------

TELECOMMUNICATIONS
Singapore Telecommunications, Ltd. ..............     60,000       103,051          85,491       0.7
                                                                ----------   -------------      ------
  Basic telecommunications and postal services
TOTAL INVESTMENTS IN SINGAPORE EQUITY SECURITIES                   731,217         620,238       4.9
                                                                ----------   -------------      ------
TOTAL INVESTMENTS IN EQUITY SECURITIES ..........             $ 10,485,671    $ 11,864,012      93.2
                                                                ----------   -------------      ------
                       See notes to financial statements







                       NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*-(Continued)
                                 MARCH 31,1999

                                                                                               % of
                                                     Principal                 Market          Net
                                                     Amount       Cost         Value         Assets
                                                     ------       ------        -----        ------
INVESTMENTS IN FOREIGN CURRENCIES

Australian Dollar
Westpac Banking Corporation, non-interest
   bearing call account .........................    AUD2,100    $     1,332   $     1,332        0.0

Japanese Yen
The Daiwa Bank, Ltd.,Tokyo non-interest
  bearing call account ..........................   JPY137,274         1,159         1,159        0.0
                                                                      ------         -----        ----
TOTAL INVESTMENTS IN FOREIGN CURRENCIES..........                      2,491         2,491        0.0
                                                                      ------         -----        ----

INVESTMENTS IN SHORT-TERM SECURITIES
State Street Bank and Trust Company, interest bearing
   call account 4.50% due 4/l/99 ................     816,801         816,801       816,801        6.4
                                                                      -------       -------       -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES.......                     816,801       816,801        6.4
                                                                      -------       -------       -----
TOTAL INVESTMENTS ...............................                  11,304,963    12,683,304       99.6
OTHER ASSETS LESS LIABILITIES, NET ..............                      41,484        41,770        0.4
                                                                   ----------     ---------       -----
NET ASSETS ......................................                $ 11,346,447  $ 12,725,074      100.0
                                                                 ============   ===========       =====

-------------------
*    The description following each investment is unaudited and not covered by the Report of Independent Accountants.




     Portfolio securities and foreign currency holdings were translated at the following exchange rates as of March 31, 1999.

    Australian Dollar                       AUD.          1.577=$1.00
    Hong Kong Dollar                        HKD.           7.75=$1.00
    Japanese Yen                            JPY.      118.415=$1.00
    Malaysian Ringgit                       MYR.          4.750=$1.00
    New Zealand Dollar                      NZD.          1.870=$1.00
    Singapore Dollar                        SGD.          1.727=$1.00

                       See notes to financial statements



                       NOMURA PACIFIC BASIN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 31,1999
ASSETS:
     Investments in securities, at market value (cost-$10,485,671) ..............          $ 11,864,012
     Investments in short-term securities, at market value (cost-$816,801) ......               816,801
     Investments in foreign currency, at market value (cost-$2,491) .............                 2,491
     Receivable for capital stock sold ..........................................               119,092
     Receivable for dividends and interest, net of withholding taxes                             39,561
                                                                                            -----------
         Total Assets ...........................................................            12,841,957
                                                                                            -----------
LIABILITIES:
     Payable for capital stock redeemed .........................................               10,927
     Other accrued expenses .....................................................              105,956
                                                                                            -----------
         Total Liabilities ......................................................              116,883
                                                                                            -----------
NET ASSETS:
     Capital stock (par value of 1,093,799 shares of capital stock
       outstanding, authorized 200,000,000, par value $0.10 each) ...............              109,379
     Paid-in capital ............................................................           16,047,744
     Accumulated net realized loss on investments and foreign currency
       transactions .............................................................           (4,764,526)
     Unrealized net appreciation on investments and foreign exchange                         1,378,627
     Accumulated net investment loss ............................................              (46,150)
                                                                                            -----------
         Net Assets .............................................................         $ 12,725,074
                                                                                          =============
     Net assets value, redemption price and offering price per share                            $11.63
                                                                                           ============
    See notes to financial statements




                       NOMURA PACIFIC BASIN FUND, INC.

                            STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED MARCH 31,1999

INCOME:
     Dividend income (less $14,388 withholding taxes)                  $211,113
     Interest income ...........................................         40,022
          Total Income .........................................                          $ 251,135

EXPENSES:
     Management fee ............................................        87,968
     Custodian fee .............................................        70,188
     Legal fees ................................................        52,961
     Transfer agency fee .......................................        50,005
     Auditing and tax reporting fees ...........................        49,196
     Directors'fees and expenses ...............................        33,226
     Shareholder reports .......................................        31,204
     Registration fees .........................................        10,908
     Insurance .................................................         1,500
     Miscellaneous .............................................         1,410
                                                                       -------
         Total Expenses ........................................       388,566
         Expense reimbursement .................................       (98,715)
         Net Expenses ..........................................       --------             289,851
                                                                                           ---------
INVESTMENT INCOME (LOSS)-NET ...................................                           ($38,716)
                                                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
     Realized loss on investments and foreign currency transactions:
     Net realized loss on investments ...........................                          (406,874)
     Net realized loss on foreign exchange ......................                          (821,426)
                                                                                           ---------
     Net realized loss on investments and foreign exchange ......                        (1,228,300)
     Change in unrealized appreciation on translation of investments, foreign currencies, other assets and liabilities denominated
       in foreign currencies.....................................                          1,155,342
     Change in net unrealized appreciation on investments .......                          1,101,344
                                                                                          -----------
    Net realized and unrealized gain on investments and foreign
      exchange transactions .....................................                         1,028,386
                                                                                          -----------

     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......                         $ 989,670
                                                                                          ==========
                       See notes to financial statements






                       NOMURA PACIFIC BASIN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                        For the Year Ended
                                                                              March 31,
                                                                       1999               1998
                                                                       ----               ----
FROM INVESTMENT ACTIVITIES:
       Net investment loss                                        $  ( 38,716)    $    (101,642)
       Net realized loss on investments                              (406,874)       (1,189,233)
       Net realized loss on foreign currencies                       (821,426)       (1,479,215)
       Change in unrealized appreciation (depreciation)
           on investments and foreign currencies                    2,256,686        (1,691,156)
                                                                   -----------       ------------
      Increase (decrease) in net assets derived
           from investment activities                                  989,670       (4,461,246)
                                                                    ----------       ------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from continuous offering                                 819,459        1,592,510
     Net asset value of shares issued to shareholders
           on reinvestment of dividends and distributions                  --            76,483
     Cost of shares redeemed                                        (2,819,804)      (5,499,073)
                                                                    ----------       ------------
     Decrease in net assets derived from capital share
           transactions                                             (2,000,345)      (3,830,080)
                                                                    ----------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income                                                 --           (57,437)
     Realized gains on investments and foreign currencies                  --           (43,078)
                                                                    ----------       ------------
     Decrease in net assets derived from distributions
           to shareholders                                                 --          (100,515)
                                                                    ----------       ------------
     Net decrease in net assets                                       (1,010,675)    (8,391,841)
                                                                                     ------------

NET ASSETS:
     Beginning of year                                                13,735,749     22,127,590
                                                                    ------------    ------------
     End of year                                                    $ 12,725,074   $ 13,735,749
                                                                    ============   =============
SHARE ACTIVITY:
     Shares offered on continuous offering                                80,343        117,523
     Shares issued to shareholders on reinvestment
          of net investment income and realized
          gain on investments ....................................         7,155
     Shares redeemed during the year .............................      (280,750)       (438,381)
                                                                    ------------     ------------
     Net shares redeemed during the year .........................      (200,407)      (313,703)

     Shares outstanding at beginning of year .....................     1,294,206      1,607,909
                                                                    ------------     ------------
     Shares outstanding at end of year ...........................     1,093,799      1,294,206
                                                                    ============     ===========
                       See notes to financial statements



                       NOMURA PACIFIC BASIN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Nomura Pacific Basin Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on March 14, 1985 and investment operations commenced on July 8, 1985. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities-Investments traded on stock exchanges are valued at the last sale price on the primary exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions-Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in the foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in foreign currencies at March 31, 1999 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

     (c) Security Transactions, Investment Income, Distributions to Shareholders-Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Dividends from net investment income and distributions from net realized gains, if any, are paid at least annually. Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income.

     (d) Capital Account Reclassification-For the year ended March 31, 1999, the Fund's accumulated net investment loss and paid-in-capital were decreased by $78,567 and $37,882, respectively, with an offsetting increase in accumulated net realized loss of $40,685. This adjustment was primarily the result of the reclassification of net foreign currency gains and losses, a net operating loss, and the sale of passive foreign investment companies.

     (e) Income Taxes - A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under the applicable foreign tax laws, a withholding tax may be imposed on gross sales proceeds on the disposition of equity securities, interest, dividends and realized gains at various rates; such withholding taxes are re flected as a reduction of the related income or realized gain.

     (f) Use of Estimates in Financial Statement Preparation-The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.


2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company Nomura Asset Management Co., Ltd. ("NAM") and Nomura Asset Management Singapore Limited ("NAM Singapore") to act as investment advisers for the Fund and Nomura Securities International, Inc. ("NSI") to provide administrative services to the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of .75 of 1% of the Fund's average daily net assets. For services performed, NAM, NAM-Singapore and NSI receive a monthly fee from the Manager at the annual rates of .26125 of 1%,
 .0275 of 1% and.10 of 1%, respectively, of the average daily net assets of the Fund. Under the Management Agreement, the Fund accrued fees to the Manager of $87,968 for the year ended March 31, 1999 (see voluntary expense reimbursement arrangement as described below). For the year ended March 31, 1999, the Manager informed the Fund that no payments were made to NAM, NAM-Singapore and NSI, due to the voluntary expense reimbursement arrangement. At March 31, 1999, no fee was paid to the Manager, by the Fund.

     The Manager has agreed, for an indefinite period, to reimburse the Fund in any amount necessary to prevent the aggregate ordinary operating expenses, (excluding taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. Under the voluntary reimbursement arrangement, the Fund has recorded expense reimbursement of $98,715 for the year ended March 31, 1999. Although the Manager has no present intention to do so, this voluntary reimbursement arrangement may be terminated at any time. Certain officers and/or directors of the Fund are officers and/or directors of the Manager and/or NSI. The Nomura Securities Co., Ltd., parent of NSI and the Manager's indirect parent, earned $1,239 in commissions on the execution of portfolio security transactions for the year ended March 31, 1999. The Fund pays fees to each Director not affiliated with the Manager and/or NSI an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $33,226 for the year ended March 31, 1999.

3. PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments for the year ended March 31, 1999, exclusive of investments in foreign currencies and short-term securities, were $6,613,607 and $5,193,071 respectively.

     As of March 31, 1999, net unrealized appreciation on investments, exclusive of investments in foreign currencies and short-term securities, for Federal income tax purposes was $1,264,063 of which $2,313,944 related to appreciated securities and $1,049,881 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities, at March 31, 1999 for Federal income tax purposes was $10,599,949. The Fund has a capital loss carryforward as of March 31, 1999 of $4,682,269 of which $1,907,538 expires March 31, 2006 and
$2,774,731 expires March 31, 2007.

     Capital losses and currency losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Accordingly, the Fund incurred and elected to defer capital losses of $14,129 and currency losses of $0 to the taxable year ending March 31, 2000.



                       NOMURA PACIFIC BASIN FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:

                                                    For the Year Ended March 31,
                                                    ----------------------------

                                                       1999          1998         1997         1996       1995
                                                       ----          ----         ----         ----       ----

Net asset value, beginning of year:...........        $10.61        $13.76       $16.52       $15.07     $18.07
                                                      -------       ------       -------      ------     ------
Income from investment operations:
  Net Investment income (loss)................         (0.03)+       (0.07)+      (0.14)+      (0.04)+    (0.01)
  Net realized and unrealized gain (loss).....
    on investments and foreign currencies.....          1.05+        (3.01)+      (0.87)+       2.07+     (0.74)
                                                      --------      --------      -------      -------    ------

  Total from investment operations............          1.02+        (3.08)+      (1.01)+       2.03+     (0.75)

Distributions to shareholders from:
  Net investment income ..........                       --          (0.04)       (0.28)          --       --
  Net realized capital gains .....                       --          (0.03)       (1.47)       (0.58)     (2.25)
                                                      -------       -------       -------     -------    --------
Total distributions ............                         --          (0.07)       (1.75)       (0.58)     (2.25)
                                                      -------       -------       -------     -------    --------
Net asset value, end of year..................        $11.63        $10.61        $13.76      $16.52     $15.07
                                                      =======       =======       =======     =======    ========

Total investment return .....                           9.6%        (22.4%)        (6.9%)      13.7%      (4.2%)
  Ratio to average net assets/supplemental data:
  Net assets, end of year (000)...............        $12,725       $13,736       $22,128     $34,022    $42,684
  Operating expenses, net of
    reimbursement ..............                        2.50%         2.49%         2.21%       1.78%      1.38%
  Total expenses .............                          3.35%         2.91%         2.21%       1.78%      1.38%
  Net investment income (loss)................         (0.33%)       (0.55%)       (0.87%)     (0.28%)    (0.07%)
  Portfolio turnover ...........                         48%           45%           62%         45%        49%


-----------
+  based on average shares outstanding.



BOARD OF DIRECTORS
William G. Barker, Jr.
George H. Chittenden
Haruo Sawada
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS                                                         NOMURA
Haruo Sawada, President
Mitsutoyo Kohno, Vice President
John F. Wallace, Vice President                               Pacific Basin
John J. Boretti, Secretary and Treasurer
Terence P. Brennan, Assistant Secretary and
                   Assistant Treasurer                         Fund, Inc.

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISERS
Nomura Asset Management Co., Ltd.
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

Nomura Asset Management Singapore Limited
6 Battery Road                                               ANNUAL REPORT
Singapore 049909

DISTRIBUTOR                                                  MARCH 31, 1999
Nomura Securities International, Inc.
2 World Financial Center
New York, New York 10281-1198

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
P.O. Box 8500
North Quincy, Massachusetts 02171-8500

COUNSEL
Brown & Wood LLP
One World Trade Center
New York, New York 10048-0557                               [LOGO OMITTED]

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York 10036-2798

NOMURA PACIFIC BASIN FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936


----------------------------------------------------------------------------

This Report, is not to be construed as an offering for the sale of shares of Nomura Pacific Basin Fund, Inc., or as a solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth both details of the Fund and other material information.